EXHIBIT 99.1

Citizens South Banking Corporation
Janney Montgomery Scott
The Bank and Thrift Conference
Philadelphia, PA
May 13-14, 2010

Forward Looking Statements
  Statements contained in this presentation, which are
 not historical facts, are forward looking statements. The
 Company’s senior management or directors may from
 time to time make public forward looking statements
 concerning matters herein. Such forward looking
 statements are estimates reflecting the best judgment of
 senior management or the directors based on current
 information. A number of factors that could affect the
 accuracy of such forward looking statements are identified
 in the public filings made by the Company with the
 Securities and Exchange Commission on Forms 10-Q
 and 10-K. The Company undertakes no obligation to
 publicly revise any forward looking statements to reflect
 events and circumstances that may arise after the date
 hereof. There can be no assurance the such factors will
 not affect the accuracy of such forward looking
 statements.

Overview of Presentation
➢ Corporate Profile
➢ Charlotte Market Data
➢ Stock / Financial Information
➢ FDIC-Assisted Acquisition of
 Bank of Hiawassee
➢ CSBC Business Strategy
➢ Historical Financial Performance
➢ Why own CSBC stock?

Corporate Profile
➢ Founded in 1904
➢ Converted from a Mutual in 1998
➢ Three acquisitions since 2001
 ➢ One FDIC-assisted
➢ Twenty-one offices in NC, SC, and GA
➢ Assets exceeding $1.1 billion

Experienced Management

Name and Experience	Prior Service
• Kim S. Price President/CEO 27 Years Banking Experience	First National Bank of Shelby, 1st Home Federal Savings and Loan, Federal Home Loan Bank of Atlanta
•Dan M. Boyd, EVP Chief Operating Officer 24 Years Banking Experience	First Gaston Bank, Wachovia Bank
•Gary F. Hoskins, EVP Chief Financial Officer 22 Years Banking Experience	Office of Thrift Supervision, Federal Home Loan Bank, Cherryville Federal Savings and Loan
•Ken A. Icenhour, EVP Chief Risk Officer 27 Years Banking Experience	Suntrust Bank, Branch Banking & Trust Company, Wachovia Bank & Trust Company
•Don Flowe, SVP Commercial Banking Manager 17 Years Banking Experience	South Trust Bank, First Charter Bank
• J. Steve Huffstetler, SVP Mortgage Group Manager 30 Years Banking Experience	RBC Centura Bank First Union National Bank

77
85
Charlotte
85
Greenville
75
77
20
20
Atlanta
85

Market Area and Branch Footprint

➢Eight Fortune 500 companies are
represented in Charlotte.
➢Housing prices in the market have
recently stabilized. (1)
➢Increasing business diversification is a
source of strength.
(1)Case-Shiller home-price index

03-31-2010
Total Assets                 $  1,132,652
Gross Loans                 $    787,643
Total Deposits              $     884,127
Common Equity            $      67,500
TARP                            $      20,610
Preferred Stock            $        8,280
Total Capital                $      96,390
Balance Sheet Data (000’s)
______________________________________________

Stock Information

Stock Price (05-10-2010)               $ 6.15
Price to BV                          83.22%
Price to TBV                        85.89%
Dividend Yield  ($0.16)                   2.6%
NASDAQ Global Market - CSBC

Selected Financial Ratios
 03-31-2010
Net Interest Margin              3.20%
NPA’s / Total Assets           1.78%
Efficiency Ratio (1)                                   77.35%
TCE / Tang. Assets (2)                         6.51%
Total RB-Capital Ratio       15.53%
(1) Efficiency Ratio excludes $18.7 million gain on acquisition of Bank of
 Hiawassee in the quarter ended March 31, 2010.
(2) Includes 8,280 shares of convertible preferred stock that are expected to convert to 1,840,000 shares of common stock.

2.87%
2.81%
2.92%
3.03%
3.12%
3.20%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010

Net Interest Margin

Net Interest Margin Peer Comparison

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3/1/2007
12/1/2007
9/1/2008
6/1/2009
3/1/2010
Peer Group Average NIM
CSB NIM

Note: Peer group is composed of regional institutions of a comparable financial condition, including: First Bancorp. SCBT Financial
Corporation, First Community Bancshares, Inc., Yadkin Valley Financial Corporation, FNB United Corporation, NewBridge Bancorp,
Southern Community Financial Corporation, Capital Bank Corporation, BNC Bancorp, Bank of Granite Corporation, Crescent Financial
Corporation, Peoples Bancorp of North Carolina, Inc., and American National Bankshares, Inc.

Nonperforming Assets(1)

(as a percentage of total assets)

0.69%
0.93%
1.49%
1.72%
2.15%
1.78%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010

(1) Includes only “non-covered” assets

Nonperforming Assets Peer Comparison

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3/31/2007
12/31/2007
9/30/2008
6/30/2009
3/31/2010
Peer Group NPAs/ Assets
CSB NPAs/ Assets

Acquisition of Bank of Hiawassee
➢ Acquisition date-March 19, 2010
➢ At acquisition, Bank of Hiawassee had over
 $300 million in assets
 ➢ Approximately $227 million in loans
 ➢ Approximately $295 million in deposits
➢ Located in Northeast Georgia
➢ Over 100 years old
➢ Five full service locations

2010 Key Points

➢ Well Capitalized
 - 15.53 % Total Risk-based Capital
➢  Strong Credit Quality Ratios
 - 1.78 % NPAs to Total Assets
➢ FDIC-assisted acquisition of Bank of
 Hiawassee
➢ $15 million capital raise through private
 placement alongside acquisition
Note: Ratios are as of March 31, 2010

Citizens South Long Term Objectives
➢ Create the Dominant Community Banking
 Franchise in the Markets that We Serve
➢ Focus on Gathering Core Deposits
➢ Asset Quality - Job One
➢ Personal Attention to our Customers
➢ Pricing and Growth Discipline
➢ Continued Interest in FDIC-assisted Acquisitions

Loan Portfolio Mix

Consumer
19.4%
1-4 Residential
15.2%
Multifamily
4.2%
Construction
3.5%
Residential A&D
5.7%
Land
6.5%
Other CRE
38.8%
C&I
6.2%

March 31, 2010

Nonperforming Loans
(Includes non-covered loans only)
Non-covered Loan Portfolio (March 31, 2010)	Balance (000's)	NPL’s (000’s)	% Portfolio Non- performing
Residential Permanent Loans	$ 92,023	$ 1,618	1.76%
Residential Construction Loans	$ 9,869	$ 443	4.49%
Commercial Construction Loans	$ 11,647	$ -	0.00%
Land Loans	$ 42,482	$ 6,148	14.47%
Residential A&D Loans	$ 34,321	$ 2,890	8.42%
Multifamily Property Loans	$ 25,378	$ -	0.00%
Other Commercial RE Loans	$235,479	$ 1,422	0.60%
Commercial Business Loans	$ 37,523	$ 131	0.35%
Consumer Loans	$117,470	$ 1,083	0.92%
Total Non-covered Loans	$606,192	$13,735	2.27%

Deposit Mix

Time Deposits
55.3%
DDA
26.4%
MMDA
16.4%
Savings
1.8%

March 31, 2010

$213,564
$224,200
$243,706
$236,710
$288,665
$395,404
$400,000
$375,000
$350,000
$325,000
$300,000
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
(In thousands)
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
3/31/2010

21

Total Core Non-Time Deposits

Why Own CSBC Stock?
➢ Capital Strength
➢ Solid Asset Quality
➢ Strong Core Deposit Franchise
➢ Market Share Strength
➢ Experienced Management Team
➢ Opportunistic Position
➢ Attractive Valuation

We appreciate your interest
in Citizens South Banking
Corporation.
Thank You